EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 30, 2025 (the “Closing Date”), Independence Power Holdings, Inc., a Nevada corporation (f/k/a TriUnity Business Services Limited) (the “Company”, “Registrant”, “TriUnity”, or “we”, “us” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, TriUnity Merger Sub, a Texas Corporation (“Merger Sub”), Independence Power, Inc, a Texas corporation (“Independence Power”), Kyma Batteries, LLC, a Delaware limited liability company (“Kyma”) as wholly owned subsidiary of Independence Power, and Independence Investors LLC, a Delaware limited liability company (“Independence Investors”), pursuant to which Merger Sub merged with and into Independence Power and subsidiary (the “Merger”), with Independence Power continuing as the surviving entity and a wholly owned subsidiary of the Company. At the effective time of the Merger, each share of capital stock of Independence Power issued and outstanding immediately prior to the Merger was converted into the right to receive 3,200 shares of the Company’s newly created Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”).

The Merger is a reverse merger of TriUnity by Independence Power. The merger will be accounted for as a business combination in accordance with ASC 820, in which Independence Power, by obtaining control of the Company, is considered the accounting acquirer and TriUnity is considered the accounting acquiree.

The following unaudited pro forma condensed combined financial statements and notes thereto present the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024, giving effect to the Merger as if it had been consummated on January 1, 2024, the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet presented as of September 30, 2025 gives effect to the Merger as if it had been consummated on September 30, 2025.

The unaudited pro forma condensed combined financial information are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X, in order to give effect to the business combination and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The Merger is being accounted for as a business combination using the acquisition method in accordance with Accounting Standards Codification 805, Business Combinations. Under this method of accounting the purchase price will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of consummation of the Arrangement.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (a) directly attributable to the Merger; (b) factually supportable; and (c) with respect to the statements of operations, expected to have a continuing impact on the Company’s results following the completion of the Merger. The assumptions and estimates underlying the unaudited adjustments to the pro forma combined financial statements are described in the accompanying notes, which should be read together with the pro forma combined financial statements. The unaudited pro forma condensed combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual financial position and operating results would have been had the acquisition had occurred on the dates indicated nor are they indicative of future operating results of the Company.

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Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2025

(1) Derived from the unaudited balance sheet of TriUnity Business Service Limited

(2) Derived from the unaudited balance sheet of Kyma Batteries LLC

(3) Derived from the unaudited balance sheet of Independence Power, Inc.

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Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The pro forma adjustment to the unaudited condensed combined pro forma balance sheet consists of the following:

(a)

Independence Power, a wholly owned subsidiary of Independence Investors, was formed on October 22, 2025 for the sole purpose of acquiring Kyma and had no operations until completion of the merger with Kyma on November 1, 2025. Independence Power’s sole transaction prior to the Kyma acquisition was a $2,000,000 common stock purchase of Independence Power’s initial stock issuance of 10,000 common shares at $0.01 per share, or $20,000, by Independence Investors. The outstanding common stock of Independence Power is eliminated as a result of the Merger.

(b)	Represents the issuance of 32,000,000 Class B common shares of the Company, par value $0.0001, or $3,200, for the Merger Consideration.

(c)

Represents the recapitalization of TriUnity as the Merger will be accounted for as a reverse merger in accordance with ASC 805. The recapitalization also includes the elimination of TriUnity’s historical accumulated deficit of $56,911.

(d)	Represents the acquisition and recapitalization of Kyma by Independence Power, resulting in Kyma’s member’s equity of $87,386,970 transferred to retained earnings of the Company.

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Unaudited Pro Forma Condensed Combined Statement of Income

For the Nine Months Ended September 30, 2025

(1) Derived from the unaudited statement of operations of TriUnity Business Services Limited

(2) Derived from the unaudited statement of operations of Kyma Batteries LLC

(3) Derived from the unaudited statement of operations of Independence Power, Inc.

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Unaudited Pro Forma Condensed Combined Statement of Income

For the Year Ended December 31, 2024

(1)  Derived from the unaudited statement of operations of TriUnity Business Services Limited

(2)  Derived from the audited statements of operations of Kyma Batteries LLC

(3)  Derived from the unaudited statement of operations of Independence Power, Inc.

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of SEC Regulation S-X, and present the pro forma financial position and results of operations of the combined companies after giving effect to the Merger. Unless otherwise stated, all accounting terms used herein in respect of the Independence Power Holdings, Inc (f/k/a TriUnity Business Services Limited) (“the Company”, TriUnity Business Services Limited (“TriUnity”, Independence Power, Inc (‘Independence Power”) and Kyma Batteries LLC (“Kyma’) shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature in respect of the Company, TriUnity, Independence Power and Kyma required to be made shall be made in a manner consistent with U.S. GAAP consistently applied.

As a result of the effects of the accounting of the reverse merger noted above, the Company has adopted Independence Power’s fiscal year end of December 31, having been on a year end of July 31 prior to the Merger. As such, the unaudited pro forma condensed combined financial statements for the year ended December 31,2024 include both Kyma and Independence Power’s year ended December 31, 2024 and the Company’s year ended January 31, 2025. The unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2025 include the nine month period January 1, 2025 through September 30, 2025 for both Kyma and Independence Power and the nine month period February 1, 2025 through October 31, 2025 for the Company.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

(a) Represents the issuance of 32,000,000 Class B common shares of the Company, par value $0.0001, for the Merger Consideration.

3.	Net Income (Loss) per Share

Net income (loss) per share was calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Merger, assuming the shares were outstanding since January 1, 2025 for the nine months ended September 30, 2025, and since January 1, 2024 for the year ended December 31, 2024. As the Merger is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issuable in connection with the Merger have been outstanding for the entire periods presented.

The following unaudited pro forma condensed combined financial information for the nine months ended September 30, 2025 and the year ended December 31, 2025 has been prepared to reflect the actual outstanding common shares at the time of the Merger.

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